UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2012

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Supplemental Indenture and Supplement No. 1 to the Security Agreement

DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), and DT Acceptance Corporation, an Arizona corporation (“DTAC” and together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 (the “Notes”) pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Trustee”) and are parties to the Security Agreement, dated as of June 4, 2010 (the “Security Agreement”) among DriveTime Car Sales Company, LLC, an Arizona limited liability company (“DTCS”) and the Trustee.

On March 9, 2012, Carvana, LLC (“Carvana”), a wholly-owned subsidiary of DTCS was formed. Accordingly, pursuant to the Indenture and the Security Agreement, on March 30, 2012, the Issuers, Carvana and the Trustee entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) whereby Carvana became a Guarantor under the Indenture and the Issuers, DTCS and Wells Fargo Bank, National Association entered into Supplement No. 2 (the “Supplement”) to the Security Agreement whereby Carvana became a party to the Security Agreement.

Joinder to Inventory Agreement

DTAG, DriveTime Sales and Finance Company, LLC, DTCS, and DriveTime Ohio Company, LLC, (each a “Borrower” and collectively the “Borrowers”) and Wells Fargo Bank, N.A., a national banking association (“WFBNA”), as the lead lender, and as the agent for the lenders, Santander Consumer USA Inc., an Illinois corporation, as a lender, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender are party to that certain Loan and Security Agreement, dated October 28, 2011 (the “Loan Agreement”). As described above, on March 9, 2012, Carvana was formed. Accordingly, on March 30, 2012, Carvana, the Borrowers and WFBNA entered into the Joinder Agreement (the “Joinder”) whereby Carvana became a Borrower under the Loan Agreement and the other Loan Documents and agreed to be bound by the terms of the Loan Agreement and the other Loan Documents.

The foregoing description of the Indenture, the Fourth Supplemental Indenture, the Security Agreement, the Supplement, the Loan Agreement and the Joinder is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010, the Fourth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, the Security Agreement which is filed as Exhibit 4.1.3 to the Amendment No. 4 to the Form S-4 Registration Statement filed on February 3, 2011, the Supplement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, the Loan Agreement, which is filed as Exhibit 10.5 to DTAG’s Quarterly Report on Form 10-Q filed on November 14, 2011 and the Joinder, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated March 30, 2012, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Carvana, LLC

4.2	Supplement No. 2, dated March 30, 2012 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties

10.1	Joinder Agreement, dated March 30, 2012, among Carvana, LLC, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC and Wells Fargo Bank, N.A., a national banking association, as the lead lender, and as the agent for the lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2012	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: April 5, 2012	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: April 5, 2012	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: April 5, 2012	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: April 5, 2012	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: April 5, 2012	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated March 30, 2012, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Carvana, LLC

4.2	Supplement No. 2, dated March 30, 2012 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties

10.1	Joinder Agreement, dated March 30, 2012, among Carvana, LLC, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC and Wells Fargo Bank, N.A., a national banking association, as the lead lender, and as the agent for the lenders